Related Parties	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Parties	Related Parties
During the year ended December 31, 2025, subsidiaries of the Company earned revenue of $0.4 million (December 31, 2024: $0.3 million and December 31, 2023: $0.2 million) from Corvus Pharmaceuticals. Dr. Linda Grais serves as a Director and shareholder of Corvus Pharmaceuticals. At December 31, 2025, $0.1 million (December 31, 2024: $0.1 million and December 31, 2023: $0.1 million) was noted as due from Corvus Pharmaceuticals.

During the year ended December 31, 2025, subsidiaries of the Company earned revenue of $nil (December 31, 2024: $nil and December 31, 2023: $0.05 million) from Afimmune Limited. Dr. John Climax is the Chief Executive Officer and a Director and shareholder of Afimmune Limited. At December 31, 2025, $0.1 million was noted as due from Afimmune Limited (December 31, 2024: $0.1 million and December 31, 2023: $0.05 million).
On July 24, 2020, a subsidiary of the Company, ICON Clinical Research Limited, entered into an agreement to jointly establish a new company, Oncacare Limited ("Oncacare"), a specialized oncology site network in the US and EMEA regions, with a third party. The Company invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. On April 20, 2023, the Company completed the purchase of the majority investor’s 51% majority voting share capital of Oncacare. The consideration paid by ICON to purchase the 51% majority voting share capital was $5.1 million. As a result of this transaction (the "Oncacare acquisition"), Oncacare and its subsidiaries became wholly owned subsidiaries of the ICON Group. Prior to the Oncacare acquisition, the Company recorded losses of $0.4 million representing its pro rata share of the losses in Oncacare during the year ended December 31, 2023. The Oncacare acquisition also resulted in goodwill of $13.4 million and gave rise to an acquisition-related gain of $6.2 million.